Company presentation

November 2025


Metagenomi

Forward-looking statements

This presentation includes forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward looking statements, including statements regarding our cash runway, strategy and plans, industry environment, potential growth opportunities, and the therapeutic potential of our programs. The words "believe," "may," "will," "estimate," "continue," "anticipate," "design," "expect," "could," "plan," "potential," "predict," "seek," "should," "would," or the negative version of these words and similar expressions are intended to identify forward-looking statements.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short and long term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including but not limited to, our ability to develop and advance our programs and product candidates, our ability to maintain and establish collaborations or strategic partnerships, our regulatory approvals and filings, and other risks, uncertainties and assumptions identified in our filings with the Securities and Exchange Commission (the "SEC"), including our most recent Form 10-K and Form 10-Q filed with the SEC, and any subsequent filings with the SEC.

Moreover, we operate in a very competitive and rapidly changing environment and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking statements and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, unless required by law.

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From novel genome editing systems to curative therapies

Metagenomi

Metagenomi is an in vivo genome editing company capitalizing on its proprietary technologies to precisely correct a wide range of genetic mutations across the human genome. The company is focused on wholly owned programs in Hemophilia A and secreted protein disorders, and partnered assets targeting cardiometabolic indications





2018 — **Discovering novel genome editing systems**

2023 — NASDAQ: MGX

2025 — **Developing a pipeline of in vivo therapies**

Strategic evolution focuses resources for advancement

Prioritizing high impact programs

- Advancing wholly-owned MGX-001 hemophilia A program toward IND/CTA by Q4'26
- Advancing additional secreted protein deficiency indications
- Focusing on cardiometabolic collaboration with Ionis

Streamlined organization

- Implemented workforce reduction of 25%
- Anticipate extension of cash runway into Q4'27

Transitioned to clinical development leadership

- **Jian Irish, Ph.D., M.B.A.** appointed CEO
- **Willard Dere, M.D.** appointed Board Chair
- **Brian Thomas, Ph.D.,** co-founder, former CEO, continues on Board

Proprietary genome editing beyond CRISPR/Cas9

20,000+ signature editing system from Metagenomi's database

N

Nucleases
Enabling gene knockdown, large deletions and large gene integration

BE

Base editors
Enabling single base correction

RIGS

RIGS
Enabling gene correction

CAST

CAST systems
Enabling large gene insertion

Attributes demonstrated in preclinical translation:

Higher specificity
no off-target cuts or translocations seen in genome-wide screens

Broad genomic targeting
Increased ability to edit targets of interest

Multiplexed editing
Using multiple editing systems to create new functionality in primary cells without translocations

Durable large-gene integration
Overcoming one of the major issues in AAV gene therapies

With novel nucleases and other proprietary systems, we expand gene targeting and improve editing precision beyond CRISPR/Cas9 to effectively address genetically-driven diseases.

Progressing wholly-owned and partnered programs toward the clinic



Editing platform:
Indication:
Editing target:
Discovery
Lead optimization
IND-enabling
Clinical
Protein replacement via gene insertion
Hemophilia A
ALB
Undisclosed secreted protein diseases
Undisclosed
Protein reduction via gene knockout
IONIS
Transthyretin Amyloidosis
TTR
Refractory Hypertension
AGT
Undisclosed cardiovascular disease
Undisclosed
Undisclosed cardiovascular disease
Undisclosed

Metagenomi is exploring opportunities to pursue neuromuscular disease targets & liver disease targets such as A1AT and Wilson Disease, as well as partnerships for applications including cell therapy

Focused on generating clinical data in 2027

Program	2025	2026	2027
MGX-001 Hemophilia A	✓ Complete NHP durability and dose range finding (DRF) studies Conduct Pre-IND regulatory meeting	File IND and CTA; Prepare for 2027 clinical entry	Initiate Phase 1 clinical trial
Secreted protein deficiencies	Disclose lead indication for secreted protein deficiency platform Achieve NHP PoC to validate broad platform applicability		
Cardiometabolic programs IONIS	Name an additional clinical target Nominate DC	Initiate IND-enabling activities Nominate additional DCs	
Other therapeutic programs	Explore opportunities to pursue neuromuscular disease targets & liver disease targets such as A1AT and Wilson Disease, as well as partnerships for applications including cell therapy		

Expanding pipeline — precision genetic medicines



IONIS

- MGX's in vivo genome editing complements Ionis leadership in cardiometabolic space.
- 4 targets: two co-development and co-commercialization options.
- Multi-billion dollar TAM.

Current partnering efforts include:

- TTR
- AGT
- Undisclosed
- Undisclosed

MGX-001 Program


Metagenomi

November 11, 2025

New data supports MGX-001 advancing toward the clinic

Demonstrated curative Factor VIII activity with best-in-class treatment potential

- Dose-dependent efficacy of both AAV and LNP
- Therapeutically relevant FVIII activity in each animal treated in all but the lowest dose
- Data informs clinical dose regimen strategy

Builds on Previous data

- Durable FVIII activity over an approximately 19-month study
- Encouraging safety profile, with minimal steroid use at the time of dosing
- No off target editing

Potential competitive advantages of MGX-001

- Enables endogenous production of FVIII for hemostatic regulation
- Potential to effectively treat both adults and children
- One-time potentially curative therapy allowing patients a hemophilia free mindset

Hemophilia A: a validated target waiting for a durable cure





~26,500
patients in the U.S.[1]

~500,000
worldwide[2]

Hemophilia A is the most common X-linked inherited bleeding disorder, almost exclusively affecting males.

Caused by variety of mutations in the Factor VIII (FVIII) gene leading to loss of functional FVIII protein.

Current SOC:

Factor VIII replacement therapy

- IV typically dosed 1 - 3 times/week
- Significant adherence challenges
- Risk of breakthrough bleeding
- Chronic treatment, non-curative

Bi-specific antibody "mimetic"

- SQ dosed 1, 2 or 4 weeks post loading
- Risk of breakthough bleeding
- Treatment burden, non-curative

Gene therapy

- Variable initial efficacy
- Significant decline in FVIII levels over time
- High risk of prolonged corticosteroid use
- Not suitable for pediatric patients

Annual treatment cost[3]:
~$565K - $750K

Lifetime treatment cost:
~$18M - $24M[4]

One-time treatment cost[3]:
$2.9M[5]

1 - Soucie, J.M., et al, 2020. Haemophilia. Vol. 26, no. 3, pp. 487–493.
2 - Stonebraker, J. S., et al, 2010. Haemophilia. Vol. 16, pp. 20–32.
3 - ICER. Gene Therapy for Hemophilia B and A: Final Evidence Report. Dec 22, 2022.
4 - Curtis R et al. Poster presented at: 65th ASH Annual Meeting & Exposition; December 11, 2023; San Diego, CA.
5 - Zemplenyi A et al., Pharmacoeconomics (2024) 42(3):319–328.
Hemophilia joint bleeds image: International Hemophilia Training Center.

De-risked and clear opportunity for genome editing in Hemophilia A

Hemophilia A is an ideal entry indication for genome editing approach:

- Monogenic and well-characterized biology
- Clear biomarker-disease link
- A well defined target threshold of curative FVIII level & wide safety range
- Robust preclinical models and regulatory familiarity
- Strong advocacy and infrastructure

MGX-001 is uniquely suited for patients of all ages:

Technology: **proprietary Type V nuclease**

Durability:

Regulatory status: **IND-enabling stage**

Pediatric potential:

MGX-001 is a potentially durable, curative approach for adults and children - the population with the most to gain.

MGX-001 mechanism leverages natural promoter

MGX-001 components:

AAV delivers FVIII gene (donor DNA):



promoterless
FVIII gene

LNP delivers nuclease mRNA & sgRNA targeting albumin site:



guide RNA to albumin gene (sgRNA)
nuclease mRNA (MG29-1)



①
AAV
cell
nucleus
DNA
②
LNP
MG29-1
sgRNA
DNA
③
MG29-1
sgRNA
RNP complex
promoter
DNA
④
DNA
⑤
FVIII protein
DNA

1. AAV delivers promoterless FVIII gene. AAV enters hepatocytes and the donor FVIII cassette localizes to the nucleus.

2. LNP delivers MG29-1 nuclease mRNA + guide targeting albumin promoter. The mRNA is released in the cytoplasm.

3. The mRNA is translated into MG29-1 nuclease, which binds the guide RNA to form a ribonucleoprotein (RNP) complex.

4. The guide pairs with the matching bases and MG29-1 nuclease cuts at the albumin locus.

   The FVIII cassette integrates at the albumin cut site via natural end-joining.

5. The albumin promoter drives the expression of FVIII, which triggers the production of FVIII protein.

NHP study designs


Step 1
Step 2
Baseline
AAV
LNP

Durability study

N=3

Study duration: **19 months**

NHP FVIII

	AAV dose (vg/kg)	LNP dose (mg/kg)
Animal 1001		
Animal 1002	2.0×10^{13}	1.0
Animal 1003*		

Pre-development candidate

Dose range finding study

N=24.

Study duration **3 weeks.**

FVIII evaluation: **day 5, 8, 11**

Human FVIII

		AAV dose (vg/kg)	LNP dose (mg/kg)
Group 1:	**N=4**	5.0×10^{12}	0.2
Group 2:	**N=4**	5.0×10^{12}	0.6
Group 3:	**N=4**	5.0×10^{12}	2.0
Group 4:	**N=4**	4.0×10^{13}	0.6
Group 5:	**N=4**	1.6×10^{12}	0.6
Group 6:	**N=4**	5.0×10^{11}	0.6

Development candidate

Dose dependent FVIII activity in NHP: minimally efficacious and clinically relevant doses identified

Development candidate

AAV dose response identified the optimal efficacious dose of $5x10^{12}$ vg/kg:

LNP dose response identified 0.2 mpk as the minimally efficacious dose and 0.6 mg/kg as optimal dose:



thrombosis risk
normal FVIII range
bleeding risk
hFVIII Activity (IU/dL)
150
125
100
75
50
25
15
0
Group 6
Group 5
Group 2
Group 4
AAV dose (vg/kg):
5x10¹¹
1.6x10¹²
5x10¹²
4x10¹³
LNP dose (mg/kg):
0.6
Group 1
Group 2
Group 3
5x10¹²
0.2
0.6
2.0

FVIII activity for each animals is the mean of values on d5, d8, d11 post LNP measured with a capture-chromogenic assay. hFVIII activity was stable from d5 to d11 post LNP. Xyntha was used for the standard curve. Means and standard deviation per group are shown.

Optimal dose group demonstrated encouraging safety profile supporting curative potential

Mild and transient ALT changes:



ALT (U/L)
400
350
300
250
200
150
100
50
0
10
20
30
40
Days post-AAV infusion

Mild and transient AST changes:



AST (U/L)
400
350
300
250
200
150
100
50
0
0
10
20
30
40
Days post-AAV infusion

No change in bilirubin:



T-bil (mg/dl)
0.75
0.50
0.25
0.00
0
10
20
30
40
Days post-AAV infusion

Albumin remained within normal physiological range:



Albumin (mg/dL)
6
5
4
3
2
1
0
0
10
20
30
40
Days post-AAV infusion

Body weights stable:



Body weight (kg)
4
3
2
1
0
0
10
20
30
40
Days post-AAV infusion

Development candidate

Summary of safety findings:

- Mild transient elevation of liver transaminases after the infusion of LNP.
- No significant change in total bilirubin.
- Circulating albumin levels remain within the normal physiological levels.
- Animals exhibited normal weight gain.

Data are the means and standard deviation for each group (n=4 / grp). LNP was dosed on day 21.

Durable, therapeutic levels of FVIII achieved in NHP

Pre-development candidate

NHP durability study:



125
100
75
50
25
0
cFVIII Activity (IU/dL)
40%
15%
1001
1003
1002
0 50 100 150 200 250 300 350 400 450 500 550 600
Days post LNP dosing

FVIII activity values are the mean and standard deviation of at least 3 independent assay runs with each sample run in at least duplicate in each assay.
Animal 1003 died on day 540 (17.8 mo) post LNP, assessed as unrelated to the treatment.

Plasma FVIII activity levels unchanged between 3-6 months and 12-19 months and correlate to integration:



100
80
60
40
20
0
cFVIII Activity (IU/dL)
1001
3-6mo 12-19mo
1002
3-6mo 12-19mo
1003
3-6mo 12-18mo



15
10
5
0
Ratio FVIII activity/ /integration
1001 1002 1003
Animal ID

1 - Integration in forward orientation (copies per 100 haploid genomes, average of 5 liver lobes).

Pre-development candidate

Treatment well tolerated over 19 month duration of the study

Alanine transaminase (ALT) levels post LNP infusion:


250
200
150
100
50
0
U/L
0 2 4 6 8 40 80 120 160 200 240 280 320 360 400 440 480 520 560 600
Days post-LNP infusion

Aspartate transaminase (AST) levels post LNP infusion:


600
400
200
0
U/L
0 2 4 6 8 40 80 120 160 200 240 280 320 360 400 440 480 520 560 600
Days post-LNP infusion

Total bilirubin levels post LNP infusion:


Days post-LNP infusion

Albumin levels post LNP infusion:


g/dL
Days post-LNP infusion

Body weights:



Summary of safety findings:

- Transient elevation of liver transaminases after the infusion of LNP.
- No significant change in total bilirubin.
- Circulating albumin levels remain within the normal physiological levels.
- Animals exhibited normal weight gain.

NASDAQ: **MGX**

All graphs are mean and standard deviation for N=3 NHP's.
Animal 1003 died on day 540 (17.8 mo) post LNP, assessed as unrelated to the treatment.

No genotoxicity observed with MGX-001

Development candidate

Discovery of potential off-target sites

1. In silico off-target



Off-Target Category
WT, Non-COSMIC
COSMIC
Variant
COSMIC & Variant
214
102
Edit Distance

2. Biochemical off-target discovery:



Replicate 1
Replicate 2
Replicate 3

No potential off-targets were discovered in cell-based assays.

3. In cell off-target discovery:
No potential off-targets were found.

No validated off target sites observed

3 independent primary human hepatocyte donors:



on-target
Treated Indel %
Untreated Indel %
1x-Untreated
8x-Untreated
32x-Untreated

No validated off-target editing observed

High genome integrity maintained as observed in off-target editing, and AAV integration assays.

APPENDIX

Metagenomi

Team

Executive Leadership:



Jian Irish, PhD, MBA
President and CEO



Alan Brooks, PhD
SVP, Research



Pamela Wapnick, MBA
CFO



Katalin Kauser, PhD, MD, Sc.D
SVP, Translational Biology



Matthew Wein, JD
General Counsel
and Corporate Secretary



Mark Leonard, PhD
SVP, Technical Operations

Board of Directors:

Willard H. Dere, MD
Professor Emeritus,
Internal Medicine, University of Utah

Eric Bjerkholt, MBA
CFO, Mirum Pharmaceuticals, Inc.

Jürgen Eckhardt, MD, MBA
EVP Global Head, Bus. Dev. and
Licensing, Head of Leaps by Bayer

Laurence Reid, PhD
Former CEO, Decibel Therapeutics

Brian C. Thomas, PhD
Co-Founder, former CEO of Metagenomi, Inc

Jian Irish, PhD, MBA
President and CEO, Metagenomi, Inc